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CONSENT OF INDEPENDENT AUDITORS
Re: TONY STEPHENS ASSOCIATES LIMITED
Audit Year to 30th April 1998

We consent to the reference to our firm under the caption "Experts" and to the use or our report dated 14th July 1998 included in the Registration Statement (Form S-1)and related Prospectus of SFX Entertainment, Inc.

dated: 10th February 1999
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                                       /s/ Richard E Woodhall Co.
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                                       Richard E Woodhall Co.